SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 3 TO
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)     August 1, 2000
                                                         -----------------------



                           BIOGAN INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its Charter)


           Delaware                     0-31479                 58-1832055
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)



                     7213 Potomac Drive, Boise, Idaho 83704
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code            (208) 376-8500
                                                  ------------------------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Biogan International, Inc. (the "Company") has determined that the financial statements included in the Company's Amendment No. 2 to Form 8-K/A (the "Financial Statements"), filed with the Securities and Exchange Commission (the "Commission") on October 24, 2000 (the "Second Amendment"), in connection with the acquisition by the Company of certain of the assets of Hechi Industrial Company Limited ("Hechi"), were not prepared in accordance with the requirements of Item 310 of Regulation S-B of the Securities Act of 1933, as amended ("Item 310"). Among other things, the acquisition of assets described in the Second Amendment constitutes a reverse acquisition, but was not accounted for as such in the Financial Statements. In addition, Lam, Kwok, Kwan & Cheng C.P.A. Limited, are not and, at the time the Financial Statements were prepared and filed with the Second Amendment were not, recognized to practice before the Commission. Accordingly, investors should not place any reliance on the Financial Statements and should disregard them in their entirety.

         The Company and its auditors are in the process of preparing audited financial statements in accordance with the requirements of Item 310. When such audited financial statements are available, the Company will further amend this report on Form 8-K/A to accurately reflect the acquisition of certain of the assets of Hechi as a reverse acquisition.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 9, 2001                BIOGAN INTERNATIONAL, INC.


                                      By: /s/ GILLES LAVERDIERE
                                         ---------------------------------------
                                         Gilles LaVerdiere, Chief Executive
                                         Officer and President

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